Exhibit 99.1

TE CONNECTIVITY POSTS SOLID FISCAL 2016 SECOND QUARTER RESULTS

Adjusted EPS of $0.90, above the mid-point of guidance; GAAP EPS of $1.06

SCHAFFHAUSEN, Switzerland — April 20, 2016 — TE Connectivity Ltd. (NYSE: TEL) today reported results for the fiscal second quarter ended March 25, 2016.

Second Quarter Highlights

•                  Net sales of $2.95 billion

•                  Adjusted Earnings Per Share (EPS) were $0.90, above the mid-point of guidance

•                  Diluted Earnings Per Share from Continuing Operations (GAAP EPS) were $1.06

•                  Free cash flow was $165 million

•                  Returned $1.2 billion to shareholders through share buybacks and dividends

•                  Completed the acquisition of Creganna Medical Group (closed April 4, 2016), and the sale of the Circuit Protection business

•                  Named a 2016 World’s Most Ethical Company by Ethisphere Institute

“I am pleased we exceeded the midpoint of our adjusted EPS guidance range. The company continues to execute well in a sluggish global economic environment,” said TE Connectivity Chairman and CEO Tom Lynch. “Organic growth in our Transportation Solutions segment and SubCom business was offset by continued weakness in industrial-related markets.

“We strengthened our harsh environment portfolio with the acquisition of Creganna and the sale of the Circuit Protection business. The Creganna acquisition doubles our medical business to about $500 million in revenue and establishes TE as a leader in the high-growth minimally invasive medical device market.

“For the full year, we are reiterating our adjusted EPS guidance of $4.00 at the midpoint, an increase of 11 percent over the prior year. This outlook reflects a return to sales growth in the second half of the fiscal year and continued benefits from our strong operating model.”

FISCAL SECOND QUARTER RESULTS

The company reported net sales of $2.95 billion, compared to prior year sales of $3.08 billion. Adjusted EPS were $0.90, compared to $0.91 in the prior year. GAAP EPS were $1.06, compared to $0.77 in the prior year. Free cash flow was $165 million for the quarter.

GAAP EPS included $64 million of income from net restructuring and other charges (credits) partially offset by $6 million of expense from acquisition related charges and tax items.

Total company orders were $2.7 billion, up 1 percent sequentially, excluding SubCom. The book-to-bill ratio was 1.00, excluding SubCom.

OUTLOOK

For the fiscal third quarter 2016, the company expects net sales of $3.0 billion to $3.2 billion and adjusted EPS of $1.00 to $1.06. GAAP EPS are expected to be $0.90 to $0.96, including acquisition related charges of $0.03, and restructuring and other charges of $0.07.

For the full year, the company expects net sales of $12.1 billion to $12.5 billion and adjusted EPS of $3.90 to $4.10. GAAP EPS are expected to be $3.92 to $4.12, including acquisition related charges of $0.06, net restructuring and other credits of $0.01, and tax-related income of $0.07. The outlook includes the Creganna acquisition, reduced impact from foreign exchange headwinds and the impact of a 53rd week.

The outlook assumes foreign exchange and commodity rates that are consistent with current levels. Information about TE Connectivity’s use of non-GAAP financial measures is provided below. For a reconciliation of these non-GAAP financial measures, see the attached tables.

OTHER ITEMS

Earlier today, the company announced the acquisition of Jaquet Technology Group AG (JAQUET), a sensor company with speed sensing products for the automotive and industrial markets. The transaction is subject to obtaining the necessary regulatory approvals and is expected to close later in the company’s fiscal year. Learn more at http://www.te.com/usa-en/products/sensors.html

CONFERENCE CALL AND WEBCAST

•                  Internet users will be able to access the company’s earnings webcast, including slide materials, at the Investors section of TE Connectivity’s website: http://investors.te.com.

•                  The company will hold a conference call for investors today at 8:30 a.m. ET. For both listen-only participants and those participants who wish to take part in the question-and-answer portion of the call, the dial-in number in the United States is (800) 230-1074, and for international callers, the dial-in number is (612) 234-9960.

•                  An audio replay of the conference call will be available beginning at 10:30 a.m. ET on April 20, 2016, and ending at 11:59 p.m. ET on April 27, 2016. The dial-in number for participants in the United States is (800) 475-6701. For participants outside the United States, the dial-in number is (320) 365-3844. The replay access code for all callers is 390294.

NON-GAAP MEASURES

“Organic Sales Growth,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share” and “Free Cash Flow” are non-GAAP measures and should not be considered replacements for results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP measures may not be comparable to similarly-titled measures reported by other companies. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP measures in combination with the most directly comparable GAAP measures in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. The following provides additional information regarding these non-GAAP measures:

•                  Organic Sales Growth — is a useful measure of our underlying results and trends in the business. It is also a significant component in our incentive compensation plans. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth consists of the impact from foreign currency exchange rates and acquisitions and divestitures, if any. Organic Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity.

•                  Adjusted Operating Income — represents operating income (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods.

•                  Adjusted Operating Margin — represents operating margin (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. This measure should be considered in conjunction with operating margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to operating margin.

•                  Adjusted Other Income, Net — represents other income, net (the most comparable GAAP measure) before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any. We present Adjusted Other Income, Net as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP.

•                  Adjusted Income Tax Expense — represents income tax expense (the most comparable GAAP measure) after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any. We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below).

•                  Adjusted Income from Continuing Operations — represents income from continuing operations (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, the related tax effects. We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods.

•                  Adjusted Earnings Per Share — represents diluted earnings per share from continuing operations (the most comparable GAAP measure) before special items, including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, the related tax effects. We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides insight into our underlying operating results, trends and the comparability of these results between periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing. It also is a significant component in our incentive compensation plans.

•                  Free Cash Flow (FCF) — is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations.

Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. Voluntary pension contributions are excluded from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters, are also considered by management in evaluating Free Cash Flow.

Free Cash Flow subtracts certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow.

FORWARD-LOOKING STATEMENTS

This release contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this release include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that the conditions precedent to our proposed tax litigation settlement with the IRS relating to our intercompany debt dispute are not met and the intercompany debt dispute is not settled; the risk that Creganna’s operations will not be successfully integrated into ours; and the risk that revenue opportunities, cost savings and other anticipated synergies from the Creganna acquisition may not be fully realized or may take longer to realize than expected.  More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 25, 2015 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission.

ABOUT TE CONNECTIVITY

TE Connectivity (NYSE: TEL) is a $12 billion global technology leader. Our connectivity and sensor solutions are essential in today’s increasingly connected world. We collaborate with engineers to transform their concepts into creations — redefining what’s possible using intelligent, efficient and high-performing TE products and solutions proven in harsh environments. Our 72,000 people, including over 7,000 engineers, partner with customers in close to 150 countries across a wide range of industries. We believe EVERY CONNECTION COUNTS — www.TE.com.

# # #

Contacts:	Media Relations: Amy Shah TE Connectivity 610-893-9555 media@te.com	Investor Relations: Sujal Shah TE Connectivity 610-893-9790 Sujal.shah@te.com

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 25,	March 27,	March 25,	March 27,
	2016	2015	2016	2015
	(in millions, except per share data)
Net sales	$2,952	$3,082	$5,785	$6,131
Cost of sales	1,990	2,031	3,878	4,060
Gross margin	962	1,051	1,907	2,071
Selling, general, and administrative expenses	367	391	707	777
Research, development, and engineering expenses	156	160	318	320
Acquisition and integration costs	3	14	8	38
Restructuring and other charges (credits), net	(99)	38	(59)	63
Operating income	535	448	933	873
Interest income	4	4	10	9
Interest expense	(32)	(37)	(62)	(71)
Other income (expense), net	12	(5)	20	(75)
Income from continuing operations before income taxes	519	410	901	736
Income tax (expense) benefit	(130)	(94)	(188)	15
Income from continuing operations	389	316	713	751
Income (loss) from discontinued operations, net of income taxes	(9)	283	20	320
Net income	$380	$599	$733	$1,071

Basic earnings per share:
Income from continuing operations	$1.07	$0.78	$1.90	$1.85
Income (loss) from discontinued operations	(0.02)	0.70	0.05	0.79
Net income	1.04	1.47	1.95	2.63

Diluted earnings per share:
Income from continuing operations	$1.06	$0.77	$1.88	$1.82
Income (loss) from discontinued operations	(0.02)	0.69	0.05	0.77
Net income	1.03	1.45	1.93	2.59

Dividends paid per common share	$0.33	$0.29	$0.66	$0.58

Weighted-average number of shares outstanding:
Basic	364	407	375	407
Diluted	368	413	379	413

TE CONNECTIVITY LTD.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	March 25,	September 25,
	2016	2015
	(in millions, except share data)
Assets
Current assets:
Cash and cash equivalents	$1,150	$3,329
Accounts receivable, net of allowance for doubtful accounts of $17 and $18, respectively	2,095	2,120
Inventories	1,635	1,615
Prepaid expenses and other current assets	534	476
Deferred income taxes	—	345
Total current assets	5,414	7,885
Property, plant, and equipment, net	2,899	2,920
Goodwill	4,673	4,824
Intangible assets, net	1,435	1,555
Deferred income taxes	2,458	2,144
Receivable from Tyco International plc and Covidien plc	679	964
Other assets	283	297
Total Assets	$17,841	$20,589

Liabilities and Shareholders’ Equity
Current liabilities:
Current maturities of long-term debt	$152	$498
Accounts payable	1,116	1,143
Accrued and other current liabilities	1,719	1,749
Deferred revenue	110	185
Total current liabilities	3,097	3,575
Long-term debt	3,732	3,386
Long-term pension and postretirement liabilities	1,315	1,327
Deferred income taxes	291	329
Income taxes	1,552	1,954
Other liabilities	448	433
Total Liabilities	10,435	11,004
Commitments and contingencies
Shareholders’ Equity:
Common shares, 414,064,381 shares authorized and issued, CHF 0.57 par value	182	182
Contributed surplus	3,765	4,359
Accumulated earnings	7,406	6,673
Treasury shares, at cost, 56,563,475 and 20,071,089 shares, respectively	(3,498)	(1,256)
Accumulated other comprehensive loss	(449)	(373)
Total Shareholders’ Equity	7,406	9,585
Total Liabilities and Equity	$17,841	$20,589

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 25,	March 27,	March 25,	March 27,
	2016	2015	2016	2015
	(in millions)
Cash Flows From Operating Activities:
Net income	$380	$599	$733	$1,071
(Income) loss from discontinued operations, net of income taxes	9	(283)	(20)	(320)
Income from continuing operations	389	316	713	751
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Depreciation and amortization	144	147	290	307
Non-cash restructuring charges	6	—	8	15
Deferred income taxes	6	25	(52)	(54)
Provision for losses on accounts receivable and inventories	2	10	23	28
Tax sharing (income) expense	(11)	5	(19)	74
Share-based compensation expense	21	21	43	44
Gain on divestiture	(146)	—	(146)	—
Other	39	16	54	46
Changes in assets and liabilities, net of the effects of acquisitions and divestitures:
Accounts receivable, net	(228)	(53)	9	(19)
Inventories	38	(19)	(61)	(180)
Prepaid expenses and other current assets	286	8	302	11
Accounts payable	14	(19)	(41)	(11)
Accrued and other current liabilities	(8)	(39)	(138)	(241)
Deferred revenue	1	(24)	(70)	(80)
Income taxes	(424)	(17)	(396)	(132)
Other	26	(27)	3	(4)
Net cash provided by continuing operating activities	155	350	522	555
Net cash provided by (used in) discontinued operating activities	(1)	48	(2)	138
Net cash provided by operating activities	154	398	520	693
Cash Flows From Investing Activities:
Capital expenditures	(131)	(156)	(270)	(291)
Proceeds from sale of property, plant, and equipment	—	1	1	6
Acquisition of businesses, net of cash acquired	(6)	(218)	(6)	(1,729)
Proceeds from divestiture of business, net of cash retained by business sold	261	—	261	—
Other	12	1	29	(2)
Net cash provided by (used in) continuing investing activities	136	(372)	15	(2,016)
Net cash used in discontinued investing activities	—	(7)	—	(14)
Net cash provided by (used in) investing activities	136	(379)	15	(2,030)
Cash Flows From Financing Activities:
Net increase (decrease) in commercial paper	150	(362)	150	(92)
Proceeds from issuance of long-term debt	350	617	350	617
Repayment of long-term debt	(500)	(250)	(500)	(473)
Proceeds from exercise of share options	27	72	61	88
Repurchase of common shares	(1,274)	(130)	(2,523)	(285)
Payment of common share dividends to shareholders	(118)	(118)	(245)	(236)
Transfers (to) from discontinued operations	(1)	41	(2)	124
Other	(1)	(3)	(5)	(2)
Net cash used in continuing financing activities	(1,367)	(133)	(2,714)	(259)
Net cash provided by (used in) discontinued financing activities	1	(41)	2	(124)
Net cash used in financing activities	(1,366)	(174)	(2,712)	(383)
Effect of currency translation on cash	3	(16)	(2)	(40)
Net decrease in cash and cash equivalents	(1,073)	(171)	(2,179)	(1,760)
Cash and cash equivalents at beginning of period	2,223	868	3,329	2,457
Cash and cash equivalents at end of period	$1,150	$697	$1,150	$697

Supplemental Cash Flow Information:
Interest paid	$20	$18	$62	$64
Income taxes paid, net of refunds	547	85	635	170

Reconciliation to Free Cash Flow:
Net cash provided by continuing operating activities	$155	$350	$522	$555
Capital expenditures, net	(131)	(155)	(269)	(285)
Payments related to pre-separation U.S. tax matters, net	139	22	140	26
Payments related to income taxes on the sale of the Broadband Network Solutions business	2	—	9	—
Free cash flow (1)	$165	$217	$402	$296

(1) Free cash flow is a non-GAAP measure.  See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

CONSOLIDATED SEGMENT DATA (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 25,	March 27,	March 25,	March 27,
	2016	2015	2016	2015
	($ in millions)
	Net Sales	Net Sales	Net Sales	Net Sales

Transportation Solutions	$1,608	$1,610	$3,115	$3,222
Industrial Solutions	738	797	1,447	1,581
Communications Solutions	606	675	1,223	1,328
Total	$2,952	$3,082	$5,785	$6,131

	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income	Margin	Income	Margin	Income	Margin	Income	Margin
Transportation Solutions	$289	18.0%	$323	20.1%	$550	17.7%	$618	19.2%
Industrial Solutions	63	8.5	84	10.5	129	8.9	170	10.8
Communications Solutions	183	30.2	41	6.1	254	20.8	85	6.4
Total	$535	18.1%	$448	14.5%	$933	16.1%	$873	14.2%

	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted
	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)
Transportation Solutions	$305	19.0%	$333	20.7%	$585	18.8%	$670	20.8%
Industrial Solutions	84	11.4	112	14.1	162	11.2	210	13.3
Communications Solutions	51	8.4	61	9.0	137	11.2	127	9.6
Total	$440	14.9%	$506	16.4%	$884	15.3%	$1,007	16.4%

(1) Adjusted operating income and adjusted operating margin are non-GAAP measures. See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

RECONCILIATION OF NET SALES GROWTH (UNAUDITED)

							Percentage of
	Change in Net Sales for the Quarter Ended March 25, 2016						Segment’s Total
	versus Net Sales for the Quarter Ended March 27, 2015						Net Sales for the
				Acquisitions			Quarter Ended
	Organic (1)		Translation (2)	(Divestiture)	Total		March 25, 2016
	($ in millions)
Transportation Solutions (3):
Automotive	$47	3.9%	$(43)	$—	$4	0.3%	76%
Commercial Transportation	1	0.7	(4)	—	(3)	(1.4)	13
Sensors	4	1.9	(7)	—	(3)	(1.6)	11
Total	52	3.2	(54)	—	(2)	(0.1)	100%
Industrial Solutions (3):
Industrial Equipment	(26)	(7.9)	(4)	14	(16)	(4.9)	42
Aerospace, Defense, Oil, and Gas	(29)	(9.6)	(3)	2	(30)	(9.9)	37
Energy	(4)	(2.4)	(9)	—	(13)	(7.6)	21
Total	(59)	(7.4)	(16)	16	(59)	(7.4)	100%
Communications Solutions (3):
Data and Devices	(72)	(24.2)	(3)	(12)	(87)	(25.1)	43
Subsea Communications	30	17.6	—	—	30	17.6	33
Appliances	(10)	(6.4)	(2)	—	(12)	(7.5)	24
Total	(52)	(8.3)	(5)	(12)	(69)	(10.2)	100%
Total	$(59)	(2.0)%	$(75)	$4	$(130)	(4.2)%

							Percentage of
	Change in Net Sales for the Six Months Ended March 25, 2016						Segment’s Total
	versus Net Sales for the Six Months Ended March 27, 2015						Net Sales for the
				Acquisitions			Six Months Ended
	Organic (1)		Translation (2)	(Divestiture)	Total		March 25, 2016
	($ in millions)
Transportation Solutions (3):
Automotive	$58	2.4%	$(138)	$—	$(80)	(3.3)%	75%
Commercial Transportation	(9)	(2.1)	(17)	—	(26)	(6.2)	13
Sensors	19	5.3	(20)	—	(1)	(0.3)	12
Total	68	2.1	(175)	—	(107)	(3.3)	100%
Industrial Solutions (3):
Industrial Equipment	(49)	(7.6)	(19)	30	(38)	(6.0)	41
Aerospace, Defense, Oil, and Gas	(62)	(10.3)	(15)	7	(70)	(11.8)	36
Energy	2	0.5	(28)	—	(26)	(7.4)	23
Total	(109)	(6.9)	(62)	37	(134)	(8.5)	100%
Communications Solutions (3):
Data and Devices	(142)	(23.8)	(11)	(31)	(184)	(26.0)	43
Subsea Communications	119	39.1	—	—	119	39.1	34
Appliances	(31)	(9.8)	(9)	—	(40)	(12.6)	23
Total	(54)	(4.4)	(20)	(31)	(105)	(7.9)	100%
Total	$(95)	(1.6)%	$(257)	$6	$(346)	(5.6)%

(1) Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this release.

(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.

(3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 25, 2016

(UNAUDITED)

		Adjustments
			Restructuring
		Acquisition	and Other
		Related	Charges	Tax	Adjusted
	U.S. GAAP	Charges (1)	(Credits), Net (1)(2)	Items	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$289	$1	$15	$—	$305
Industrial Solutions	63	3	18	—	84
Communications Solutions	183	—	(132)	—	51
Total	$535	$4	$(99)	$—	$440

Operating Margin	18.1%				14.9%

Other Income, Net	$12	$—	$—	$—	$12

Income Tax Expense	$(130)	$(1)	$35	$3	$(93)

Income from Continuing Operations	$389	$3	$(64)	$3	$331

Diluted Earnings per Share from Continuing Operations	$1.06	$0.01	$(0.17)	$0.01	$0.90

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes the gain on the divestiture of our Circuit Protection Devices business.

(3) See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 27, 2015

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)(2)	Charges, Net (2)	Items (3)	(Non-GAAP) (4)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$323	$10	$—	$—	$333
Industrial Solutions	84	12	16	—	112
Communications Solutions	41	—	20	—	61
Total	$448	$22	$36	$—	$506

Operating Margin	14.5%				16.4%

Other Income (Expense), Net	$(5)	$—	$—	$11	$6

Income Tax Expense	$(94)	$(4)	$(10)	$5	$(103)

Income from Continuing Operations	$316	$18	$26	$16	$376

Diluted Earnings per Share from Continuing Operations	$0.77	$0.04	$0.06	$0.04	$0.91

(1) Includes $6 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales, $14 million of acquisition and integration costs, and $2 million of restructuring costs.

(2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(3) Includes an income tax charge for the estimated tax impacts of certain intercompany dividends related to the restructuring and anticipated sale of the Broadband Network Solutions business. Also includes an income tax benefit associated with the settlement of audits of prior year income tax returns and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

(4) See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Six Months Ended March 25, 2016

(UNAUDITED)

		Adjustments
			Restructuring
		Acquisition	and Other
		Related	Charges	Tax	Adjusted
	U.S. GAAP	Charges (1)	(Credits), Net (1)(2)	Items (3)	(Non-GAAP) (4)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$550	$4	$31	$—	$585
Industrial Solutions	129	6	27	—	162
Communications Solutions	254	—	(117)	—	137
Total	$933	$10	$(59)	$—	$884

Operating Margin	16.1%				15.3%

Other Income, Net	$20	$—	$—	$—	$20

Income Tax Expense	$(188)	$(3)	$23	$(25)	$(193)

Income from Continuing Operations	$713	$7	$(36)	$(25)	$659

Diluted Earnings per Share from Continuing Operations	$1.88	$0.02	$(0.09)	$(0.07)	$1.74

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes the gain on the divestiture of our Circuit Protection Devices business.

(3) Includes income tax benefits related to deferred tax assets recognized in connection with the sale of the Circuit Protection Devices business.

(4) See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES
For the Six Months Ended March 27, 2015
(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)(2)	Charges, Net (2)	Items (3)	(Non-GAAP) (4)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$618	$51	$1	$—	$670
Industrial Solutions	170	22	18	—	210
Communications Solutions	85	—	42	—	127
Total	$873	$73	$61	$—	$1,007

Operating Margin	14.2%				16.4%

Other Income (Expense), Net	$(75)	$—	$—	$94	$19

Income Tax (Expense) Benefit	$15	$(18)	$(11)	$(206)	$(220)

Income from Continuing Operations	$751	$55	$50	$(112)	$744

Diluted Earnings per Share from Continuing Operations	$1.82	$0.13	$0.12	$(0.27)	$1.80

(1) Includes $33 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales, $38 million of acquisition and integration costs, and $2 million of restructuring costs.

(2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(3) Includes $202 million of income tax benefits associated with the settlement of audits of prior year income tax returns as well as the related impact of $94 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax benefits related to the impacts of certain non-U.S. tax law changes and the associated reduction in the valuation allowance for tax loss carryforwards and an income tax charge for the estimated tax impacts of certain intercompany dividends related to the restructuring and anticipated sale of the Broadband Network Solutions business.

(4) See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 26, 2015

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)(2)	Charges, Net (2)	Items	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$303	$5	$9	$—	$317
Industrial Solutions	98	5	6	—	109
Communications Solutions	68	—	3	—	71
Total	$469	$10	$18	$—	$497

Operating Margin	15.0%				15.9%

Other Income, Net	$11	$—	$—	$(5)	$6

Income Tax Expense	$(100)	$(5)	$(1)	$2	$(104)

Income from Continuing Operations	$351	$5	$17	$(3)	$370

Diluted Earnings per Share from Continuing Operations	$0.85	$0.01	$0.04	$(0.01)	$0.90

(1) Includes $8 million of acquisition and integration costs, $1 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales, and $1 million of restructuring costs.

(2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(3) See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 25, 2015

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)(2)	Charges, Net (2)	Items (3)	(Non-GAAP) (4)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$1,193	$61	$39	$—	$1,293
Industrial Solutions	352	33	44	—	429
Communications Solutions	204	—	66	—	270
Total	$1,749	$94	$149	$—	$1,992

Operating Margin	14.3%				16.3%

Other Income (Expense), Net	$(55)	$—	$—	$84	$29

Income Tax Expense	$(337)	$(22)	$(29)	$(36)	$(424)

Income from Continuing Operations	$1,238	$72	$120	$48	$1,478

Diluted Earnings per Share from Continuing Operations	$3.01	$0.18	$0.29	$0.12	$3.60

(1) Includes $55 million of acquisition and integration costs, $36 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales, and $3 million of restructuring costs.

(2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(3) Includes $264 million of income tax benefits associated with the settlement of audits of prior year income tax returns as well as the related impact of $84 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes $216 million of income tax charges associated with the tax impacts of certain intercompany legal entity restructurings made in connection with our integration of Measurement Specialties, Inc. and $29 million of income tax charges for the tax impacts of certain intercompany dividends related to the restructuring and sale of the Broadband Network Solutions business.

(4) See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

RECONCILIATION OF FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES

TO FORWARD-LOOKING GAAP FINANCIAL MEASURES

As of April 20, 2016

(UNAUDITED)

	Outlook for
	Quarter Ending
	June 24,	Outlook for
	2016	Fiscal 2016
Diluted earnings per share from continuing operations (GAAP)	$0.90 - $0.96	$3.92 - $4.12
Restructuring and other charges (credits), net	0.07	(0.01)
Acquisition related charges	0.03	0.06
Tax items	—	(0.07)
Adjusted diluted earnings per share from continuing operations (non-GAAP) (1)	$1.00 - $1.06	$3.90 - $4.10

Net sales growth (GAAP)	(3) - 4%	(1) - 2%
Translation	1	2
(Acquisitions) divestitures	(1)	—
Organic net sales growth (non-GAAP) (1)	(3) - 4%	1 - 4%

(1) See description of non-GAAP measures contained in this release.